UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            _______________________


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                 August 12, 2003

                                    000-27707
                            (Commission File Number)

                            _______________________


                              AETHER SYSTEMS, INC.
                           (Exact name of registrant)


           Delaware                                     52-2186634
     (State of organization)                          (I.R.S. Employer
                                                    Identification Number)

                11460 Cronridge Dr., Owings Mills, Maryland 21117
              (Address of principal executive offices and zip code)

                                 (410) 654-6400
                         (Registrant's telephone number)

                                 Not Applicable
          (Former name or former address, if changed since last report)


________________________________________________________________________________

Item 7.  Financial Statements and Exhibits.

         (c)
         Exhibits


         99.1
         Press Release of Aether Systems, Inc., dated August 12, 2003.


Item 12. Results of Operations and Financial Conditions

         On August 12, 2003, Aether Systems, Inc. issued a press release with respect to its financial results for the second quarter ended June 30, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The information contained in this report on Form 8-K is being furnished pursuant to Item 12 under Item 9 of Form 8-K as directed by the Securities and Exchange Commission in Release No. 34-47583.

________________________________________________________________________________

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     AETHER SYSTEMS, INC.


                                     By:  /s/ DAVID C. REYMANN
                                          ------------------------------------

                                          David C. Reymann
                                          Chief Financial Officer
Dated: August 12, 2003